UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

March 16, 2015

Date of Report

(Date of earliest event reported)

Hudson Pacific Properties, Inc.

Hudson Pacific Properties, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Hudson Pacific Properties, Inc.) Maryland (Hudson Pacific Properties, L.P.)	27-1430478 (Hudson Pacific Properties, Inc.) 80-0579682 (Hudson Pacific Properties, L.P.)
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

11601 Wilshire Blvd., Sixth Floor

Los Angeles, California

(Address of principal executive offices)

90025

(Zip Code)

Registrant’s telephone number, including area code: (310) 445-5700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Hudson Pacific Properties, Inc. (the “Company”), a Maryland corporation, and Hudson Pacific Properties, L.P. (the “Operating Partnership”), a Maryland limited partnership of which the Company serves as the sole general partner.

ITEM 8.01. OTHER EVENTS.

On March 16, 2015, the Company and the Operating Partnership filed with the Securities and Exchange Commission (“SEC”) a shelf registration statement (File Nos. 333-202799 and 333-202799-01), which became immediately effective upon filing. On March 17, 2015, the Company filed with the SEC two prospectus supplements, each dated March 17, 2015, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to: (i) the possible resale by certain selling securityholders of up to 11,200,537 shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), and the possible issuance of up to 2,360,874 shares of Common Stock in exchange for common units of partnership interest in the Operating Partnership, upon any redemption by one or more of holders of such common units pursuant to their contractual rights, and the possible resale from time to time of some or all of such shares of Common Stock by such holders, and (ii) the offer and sale of shares of Common Stock from time to time to or through Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, KeyBanc Capital Markets Inc., and/or Wells Fargo Securities, LLC, as the Company’s sales agents (the “Agents”), pursuant to separate Equity Distribution Agreements dated November 16, 2012, as amended, each among the Company, the Operating Partnership and each of the Agents. Separate opinions of Venable LLP with respect to the validity of shares of the Common Stock that may be offered and sold pursuant to each of these prospectus supplements and the accompanying prospectus are filed herewith as Exhibits 5.1 and 5.2.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

5.1	Opinion of Venable LLP

5.2	Opinion of Venable LLP

23.1	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1 hereto)

23.2	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.2 hereto)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2015

Hudson Pacific Properties, Inc.

By:	/s/ Mark T. Lammas
Mark T. Lammas
Chief Financial Officer

Hudson Pacific Properties, L.P.

By:	Hudson Pacific Properties, Inc.
Its General Partner

By:	/s/ Mark T. Lammas
Mark T. Lammas
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Venable LLP

5.2	Opinion of Venable LLP

23.1	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1 hereto)

23.2	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.2 hereto)